Asset Retirement Obligations	6 Months Ended
Dec. 31, 2013
Asset Retirement Obligations
Asset Retirement Obligations

Note J — Asset Retirement Obligations

We record asset retirement obligations (“ARO”) associated with the retirement of our long-lived assets in the period in which they are incurred and become determinable. Under this method, we record a liability for the expected future cash outflows discounted at our credit-adjusted risk-free interest rate for the dismantlement and abandonment costs, excluding salvage values, of each oil and gas property. We also record an asset retirement cost to the oil and gas properties equal to the ARO liability. The fair value of the asset retirement cost and the ARO liability is measured using primarily Level 3 inputs. The significant unobservable inputs to this fair value measurement include estimates of plugging, abandonment and remediation costs, inflation rate and well life.  The inputs are calculated based on historical data as well as current estimated costs. Accretion of the liability is recognized each period using the interest method of allocation, and the capitalized cost is depleted over the useful life of the related asset.

The following table reflects the assumed ARO liability from the acquisition of assets, on October 2, 2013 for the six months ended December 31, 2013:

Asset retirement obligations, at June 30, 2013	$—
Activity during the period:	—
Liabilities incurred during the period	—
Liabilities settled during the period	—
Adjustment to liability due to acquisitions	5,449,254
Adjustment to liability due to divestitures	—
Accretion of discount	86,928
Asset retirement obligations, at December 31, 2013	5,536,182
Less current portion	—
Long-term portion	$5,536,182